Exhibit 99.3

ACCENT INTERMEDIA, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2016

Revenue	$396,268
Cost of sales	61,020
Gross profit	335,248

Operating expenses
General and administrative	18,515
Facilities	45,840
Professional services	38,162
Salaries and wages	172,948
Total operating expenses	275,465

Operating income	59,783

Other expense
Interest expense	(207)
Total other expense	(207)

Net income	$59,576

ACCENT Intermedia, LLC.
Profit & Loss
January through June 2016

	Jan 16	Feb 16	Mar 16	Apr 16	May 16	Jun 16	TOTAL
Ordinary Income/Expense
Income
Card Services
Card Production (Digital)	33,290.04	15,125.37	19,334.93	487.50	3,792.70	658.70	72,689.24
Card Fulfillment	18,566.63	27,174.65	25,639.65	22,589.65	14,377.05	14,768.55	123,116.18
Card Fulfillment Supplies	1,792.33	1,549.30	8,993.66	1,700.22	1,514.06	2,360.60	17,910.17
Card Processing	85.50	63.00	61.55	68.30	117.00	2,469.24	2,864.59
Card Production	9,955.44	8,941.33	10,531.33	2,052.13	2,059.26	2,030.20	35,569.69
Card Valuation Fees	5,079.78	4,350.43	4,385.26	1,454.83	1,515.39	2,218.21	19,003.90
Gift Check Fulfillment Services	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Package Assemby and Printing	0.00	2,940.00	0.00	0.00	0.00	614.00	3,554.00
Risk Assessment Service Fees	400.58	337.18	350.49	365.62	396.21	701.92	2,552.00
Shipping & Handling Fees	1,997.07	1,543.56	1,685.99	1,417.52	1,532.01	1,923.22	10,099.37
Storage of Client Inventory	130.00	322.00	220.00	246.00	240.00	257.45	1,415.45
Transaction Processing - PCI	29.45	27.20	24.85	27.05	25.65	26.55	160.75
Web Hosting Fees	13,695.00	10,695.00	12,195.00	12,195.00	12,195.00	12,195.00	73,170.00
Web Setup Fees	3,500.00	6,900.00	0.00	0.00	0.00	5,100.00	15,500.00
Total Card Services	88,521.82	79,969.02	83,422.71	42,603.82	37,764.33	45,323.64	377,605.34
Miscellaneous Income
Discount Realized	18,663.14	0.00	0.00	0.00	0.00	0.00	18,663.14
Total Miscellaneous Income	18,663.14	0.00	0.00	0.00	0.00	0.00	18,663.14
Total Income	107,184.96	79,969.02	83,422.71	42,603.82	37,764.33	45,323.64	396,268.48
Cost of Goods Sold
COGS - General
Card Program Transaction Fees (FD)^	419.18	419.18	419.18	419.18	419.18	419.18	2,515.08
Card Testing	0.00	0.00	0.00	0.00	5.00	-5.00	0.00
Total COGS - General	419.18	419.18	419.18	419.18	424.18	414.18	2,515.08
Cost of Goods - Card Services
Fulfillment Supplies	4,237.65	1,147.89	12,911.84	929.96	-4,255.50	-3,913.55	11,058.29
Giftcard Supplies	30.00	0.00	0.00	0.00	1,400.00	0.00	1,430.00
Postage & Freight	-5,676.25	-38,415.74	25,204.09	6,309.48	8,442.82	-13,230.19	-17,365.79
Total Cost of Goods - Card Services	-1,408.60	-37,267.85	38,115.93	7,239.44	5,587.32	-17,143.74	-4,877.50
Total COGS	-989.42	-36,848.67	38,535.11	7,658.62	6,011.50	-16,729.56	-2,362.42
Gross Profit	108,174.38	116,817.69	44,887.60	34,945.20	31,752.83	62,053.20	398,630.90
Expense
Equipment
Small Office	0.00	0.00	371.00	0.00	0.00	190.79	561.79
Total Equipment	0.00	0.00	371.00	0.00	0.00	190.79	561.79
Insurances
Other	0.00	233.05	0.00	0.00	0.00	0.00	233.05
Property/General Liability	0.00	286.42	286.42	286.42	286.42	286.42	1,432.10
Workers Compensation	128.00	128.00	128.00	128.00	128.00	128.00	768.00
Total Insurances	128.00	647.47	414.42	414.42	414.42	414.42	2,433.15
Maintenance & Repair
Building	0.00	0.00	0.00	0.00	0.00	330.00	330.00
Equipment	0.00	0.00	0.00	1,608.40	0.00	0.00	1,608.40
Total Maintenance & Repair	0.00	0.00	0.00	1,608.40	0.00	330.00	1,938.40
Miscellaneous Expense
Conferencing	0.00	25.44	0.00	0.00	50.88	25.44	101.76
Banking Fees (Metro)	232.89	12,342.64	107.84	24,602.85	12,386.78	12,332.08	62,005.08
Dues/Subscriptions	44.05	44.05	94.93	21.19	143.05	22.86	370.13
Office Postage	3.88	2,677.58	2.65	0.47	41.13	9.89	2,735.60
Processing Fees Misc	0.00	0.00	72.87	0.00	0.00	0.00	72.87
Total Miscellaneous Expense	280.82	15,089.71	278.29	24,624.51	12,621.84	12,390.27	65,285.44
Professional Services
Legal^	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Professional Services	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Lease
Building	5,900.00	5,900.00	6,395.00	5,900.00	5,900.00	5,900.00	35,895.00
Equipment (Automation Equipment)^	5,320.18	0.00	0.00	0.00	0.00	0.00	5,320.18
Total Rent/Lease	11,220.18	5,900.00	6,395.00	5,900.00	5,900.00	5,900.00	41,215.18
Supplies
Fulfillment Center	1,043.21	109.42	0.00	0.00	0.00	0.00	1,152.63
Total Supplies	1,043.21	109.42	0.00	0.00	0.00	0.00	1,152.63
Taxes/Licenses
Filing Fees	0.00	0.00	175.00	0.00	0.00	0.00	175.00
Income	0.00	0.00	0.00	283.73	0.00	229.34	513.07
Sales & Use	0.00	0.00	0.00	0.00	0.00	10.00	10.00
Taxes/Licenses - Other	0.00	0.00	0.00	0.00	0.00	350.00	350.00
Total Taxes/Licenses	0.00	0.00	175.00	283.73	0.00	589.34	1,048.07
Utilities
Electric/Gas	1,218.19	1,683.02	0.00	2,236.01	988.57	957.47	7,083.26
Internet	375.65	375.65	375.65	383.33	752.90	0.00	2,263.18
Mobile Phone	203.12	0.00	161.55	78.85	82.68	78.87	605.07
Security Monitoring - Fulfillment	0.00	0.00	225.00	0.00	0.00	0.00	225.00
Telephone	1,319.17	837.29	847.10	0.00	0.00	0.00	3,003.56
Waste Removal	145.08	145.87	142.11	145.01	167.80	177.65	923.52
Total Utilities	3,261.21	3,041.83	1,751.41	2,843.20	1,991.95	1,213.99	14,103.59
Web Maintenance & Security
Contract Labor (Development)	0.00	0.00	1,087.50	0.00	3,525.00	0.00	4,612.50
IT Expense (Peak10 Servers)^	6,342.95	6,482.93	6,202.97	6,307.96	0.00	0.00	25,336.81
Compliance Requirements	1,055.34	0.00	0.00	0.00	0.00	0.00	1,055.34
Consulting (Development)	0.00	0.00	2,222.50	2,542.86	0.00	0.00	4,765.36
Risk Assessment Tools	72.92	72.92	72.92	72.92	72.92	72.92	437.50
Web Maintenance	325.71	325.71	325.71	325.71	325.71	325.71	1,954.25
Total Web Maintenance & Security	7,796.92	6,881.56	9,911.60	9,249.45	3,923.63	398.63	38,161.76
6560 · Payroll Expenses
Benefits
401K	-259.17	137.92	137.92	181.25	137.92	137.92	473.76
AD&D Insurance	2.80	0.00	0.00	0.00	0.00	0.00	2.80
Dental Insurance	406.62	205.93	41.76	-36.72	237.96	100.62	956.17
Health Insurance	6,319.16	-126.92	546.04	-688.30	3,324.36	1,318.03	10,692.37
Life Insurance	12.60	0.00	0.00	0.00	0.00	0.00	12.60
Long Term Disability Insurance	43.64	0.00	0.00	0.00	0.00	0.00	43.64
Short Term Disability Insurance	23.70	-10.86	-7.04	-7.04	-7.04	-7.04	-15.32
Vision Policy	119.42	8.59	15.91	-16.48	73.70	28.61	229.75
Total Benefits	6,668.77	214.66	734.59	-567.29	3,766.90	1,578.14	12,395.77
FICA	2,058.86	2,222.59	1,588.38	1,672.34	1,613.65	1,596.73	10,752.55
FUTA	161.48	127.54	43.88	8.44	4.67	5.23	351.24
Regular/Salary	28,083.94	30,027.22	21,504.60	22,602.10	21,834.97	21,613.72	145,666.55
SUI	958.86	969.65	436.78	258.07	90.35	43.05	2,756.76
6560 · Payroll Expenses - Other	344.35	146.90	131.60	123.60	143.55	135.20	1,025.20
Total 6560 · Payroll Expenses	38,276.26	33,708.56	24,439.83	24,097.26	27,454.09	24,972.07	172,948.07
Total Expense	62,006.60	65,378.55	43,736.55	69,020.97	52,305.93	46,399.51	338,848.08
Net Ordinary Income	46,167.79	51,439.15	1,151.06	-34,075.77	-20,553.10	15,653.70	59,782.82
Other Income/Expense
Other Expense
Interest Expense	207.00	0.00	0.00	0.00	0.00	0.00	207.00
Total Other Expense	207.00	0.00	0.00	0.00	0.00	0.00	207.00
Net Other Income	-207.00	0.00	0.00	0.00	0.00	0.00	-207.00
Net Income	45,960.79	51,439.15	1,151.06	-34,075.77	-20,553.10	15,653.70	59,575.82